UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SCHEDULE 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant      ☑

Filed by a Party other than the Registrant      ☐

Check the appropriate box:

☑  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

ESP RESOURCES, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously pad: _________________________________

(2)	Form, Schedule or Registration Statement No.: ________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Date Filed: _________________

ESP Resources, Inc.
9595 Six Pines Drive, Suite 6305
The Woodlands, Texas 77380

For proxy information, please call (866) 752-8683
Issuer Direct, 500 Perimeter Park Drive, Suite D, Morrisville, NC 27560

NOTICE OF VOTE FOR ACTIONS TO BE TAKEN BY CONSENT IN LIEU OF MEETING

To the shareholders of ESP Resources, Inc.:

Notice is hereby given that the Board of Directors has submitted several actions to be taken by consent in lieu of a meeting. The following “Actions” are more fully described in the accompanying Proxy Statement:

1.
Proposal to authorize the registration of up to Fifty-Seven Million Nine Hundred Forty-Two Thousand Two Hundred Seventy-Eight (57,942,278) shares of Common Stock of the Company under a Form S-1 Registration Statement filed with the U.S. Securities and Exchange Commission.

2.	Proposal to adopt and approve the Amended and Restated Bylaws of ESP Resources, Inc.

The Actions to be taken under this proxy statement are to be taken by written consent. All consents must be received by: March 4, 2013. As the Actions are to be taken by written consent in lieu of a meeting, no shareholder proposals will be accepted. The Proxy Statement will be sent or given to shareholders on or around the date of filing this proxy with the Securities and Exchange Commission.

The Board of Directors of ESP Resources, Inc., (the “Company”) has determined January 23, 2013 as the record date for determination of shareholders entitled to notice of, and to vote. The enclosed proxy is being solicited on behalf of the Company.

By the Board of Directors for ESP Resources, Inc.,

/s/ David Dugas
Chief Executive Officer

INFORMATION ABOUT THE PROXIES, PROPOSALS AND VOTE FOR ACTIONS TAKEN BY WRITTEN CONSENT IN LIEU OF A SPECIAL MEETING

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE WRITTEN CONSENT IN LIEU OF A SPECIAL MEETING

The Company’s Proxy Statement and 2011 Annual Report are available at
https://www.iproxydirect.com/index.php/espi

The Securities and Exchange Commission permits companies to provide proxy materials to shareholders over the internet. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. We will mail a Notice of Internet Availability of Proxy Materials to you, which will provide instructions on accessing the proxy materials on the internet, voting and how to obtain a paper copy of the proxy materials.

What is the purpose of the vote for actions taken by written consent in lieu of a special meeting?

Through written consent, stockholders, whom we also refer to as shareholders in this Proxy Statement, will vote on the following matters:

1.
The registration of up to Fifty-Seven Million Nine Hundred Forty-Two Thousand Two Hundred Seventy-Eight (57,942,278) shares of Common Stock of the Company under a Form S-1 Registration Statement filed with the U.S. Securities and Exchange Commission.

2.	Proposal to adopt and approve the Amended and Restated Bylaws of ESP Resources, Inc.

Who can vote?

To be able to vote, you must have been an ESP Resources shareholder of record at the close of business on January 23, 2013.  This date is the Record Date for the vote for actions to be taken by written consent in lieu of a special meeting. Shareholders of record who own our voting securities at the close of business on January 23, 2013 are entitled to vote on each proposal by written consent in lieu of a special meeting.

How many votes do I have?

Each share of our common stock that you own on the Record Date entitles you to one vote on each matter that is voted on.

Is my vote important?

Your vote is important no matter how many shares you own.  Please take the time to vote.  Take a moment to read the options for voting below.  Choose the way to vote that is easiest and most convenient for you, follow the instructions and cast your vote as soon as possible.

When must the vote by written consent in lieu of a special meeting be submitted by?

The vote by written consent in lieu of a special meeting must be submitted by March 4, 2013.

Who is soliciting my proxy?

Our Board is soliciting your proxy to vote by written consent in lieu of a special meeting.  By completing and returning a proxy card, you are authorizing the proxy holder to vote your shares as you have instructed.

What is the difference between holding shares as a “stockholder of record” and holding shares as a “beneficial owner in street name”?

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered, with respect to those shares, the “stockholder of record.”  If your shares are held in “street name,” a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares.  As the beneficial owner, you have the right to direct your broker, bank, or company appointed designee on how to vote your shares by following their instructions. Contact your broker, bank, or company appointed designee for the correct procedure on how to vote your shares as soon as you receive this Proxy Statement in order to meet the March 4, 2013 deadline for voting.

What if I do not mark the boxes on my Proxy Card?

Any Proxy Card returned without directions given will be voted “FOR” all proposals presented.

Who pays for the solicitation of Proxies?

The solicitation of proxies is made on behalf of the Board.  We pay all costs to solicit these proxies.  Our officers, directors and employees may solicit proxies but will not be additionally compensated for such activities.  We are also working with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such institutions and persons.  We will reimburse their reasonable expenses.

Who is entitled to vote by written consent in lieu of a special meeting?

Stockholders of record at the close of business on January 23, 2013, which we refer to herein as the Record Date, will be entitled to notice of the vote by written consent in lieu of a special meeting and to vote by written consent in lieu of a special meeting.

What happens if additional matters or amendments to matters are submitted to the Board for consideration or action under this written consent in lieu of a special meeting?

As the Actions are to be taken by written consent in lieu of a special meeting, no shareholder proposals will be accepted.

What constitutes a quorum?

In order for business to be conducted through a vote by consent in lieu of a special meeting, a quorum must be represented by votes or valid proxies.  If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum, even if you abstain or fail to vote on any of the proposals listed on the proxy card.  A quorum consists of the holders of a majority of the shares of stock issued and outstanding on January 23, 2013, the Record Date.  In the event of any abstentions or broker non-votes with respect to any proposed action to be taken by written consent in lieu of a special meeting, the proxy will be counted as represented for purposes of determining the existence of a quorum.  If a quorum is not represented, the proposed actions will not pass.

If I don’t vote, how will the shares I own in my brokerage account be voted?

Abstentions and broker non-votes will be voted to the fullest extent allowable under Nevada corporate law.  If your shares are held in the name of a brokerage firm, and you do not tell your broker how to vote your shares (a "broker non-vote"), the broker can vote them as it sees fit in accordance with Nevada law.

What vote is required for each item?

Registration Statement.  The total number of affirmative votes cast for approving the filing of a registration statement must exceed the number of votes cast in opposition for the action to pass.

Amending the Bylaws. The total number of affirmative votes cast for the approval of the Amended and Restated Bylaws must exceed the number of votes cast in opposition for the action to pass.

Who will count the votes?

The votes will be counted, tabulated and certified by Issuer Direct Corporation, our proxy agent.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and we will not disclose your vote, unless (1) we are required to do so by law (including in connection with the pursuit or defense of a legal or administrative action or proceeding), or (2) there is a contested election for the Board.  The Inspector of Elections will forward any written comments that you make on the Proxy Card to management without providing your name, unless you expressly request disclosure on your Proxy Card.

How does the Board recommend that I vote on the proposals?

The Board recommends that you vote FOR all of the proposals.

Where can I find the voting results?

We will report the voting results on Form 8-K within Four (4) business days after the final day to submit a vote by written consent in lieu of a special meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows ownership of our common stock on or about the filing date, based on One Hundred Fifty-One Million Seven Hundred Eighty-Five Thousand Two Hundred Forty-Nine (151,785,249) shares of common stock outstanding on that date, by (i) each director, (ii) our only named executive officer for the year ended December 31, 2012, (iii) all of our directors and executive officer as a group and (iv) each person or entity known to us to own beneficially more than Five Percent (5%) of our capital stock.  Except to the extent indicated in the footnotes to the following table, the person or entity listed has sole voting and dispositive power with respect to the shares that are deemed beneficially owned by such person or entity, subject to community property laws, where applicable:

		Rights to		Percentage of
	Shares of	Acquire	Total Shares	Outstanding
	Common	Common	Beneficially	Common
Name	Stock (2)	Stock (3)	Owned	Stock (4)

Directors and Named Executive Officers
David Dugas (1)	17,971,880	12,000,000	29,971,880	19.7%
Tony Primeaux (1)	3,837,700	15,400,000	19,237,700	12.7%
William Cox (1)	259,583	1,250,000	1,509,583	* %
All current executive officers and directors as a group (3 persons)	22,069,163	28,650,000	50,719,163	33.4%
5% Beneficial Owners
None	-	-	-	-

*  Less than 1%.

(1) The address for purposes of this table is the Company’s address: 9595 Six Pines Drive, Suite 6305, The Woodlands, Texas 77380.

(2) This number includes shares the Officer or Director is deemed to be the “beneficial owner” of under Rule 16a-1 of the Securities Exchange Act of 1934, which includes the shares owned by a spouse and/or child(ren) living in the same household.

(3) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of the common stock beneficially owned by them.  A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date indicated above upon the exercise of options, warrants or convertible securities.  Each beneficial owner’s percentage ownership is determined by assuming that options, warrants or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the date indicated above, have been exercised.

(4) Based the number of shares of our common stock outstanding on or around the filing date, shares of common stock subject to options, which are currently exercisable and able to be included for the purposes of computing the percentage of ownership of such person but are not treated as outstanding for the purposes of computing the percentage of any other person.

Change in Control

We are not aware of any arrangement that might result in a change in control of our Company in the future.

Purchases of Equity Securities by the Issuer and Affiliated Purchasers

None

ESP Resources, Inc.
9595 Six Pines Drive, Suite 6305
The Woodlands, Texas 77380

For proxy information, please call (866) 752-8683
Issuer Direct, 500 Perimeter Park Drive, Suite D, Morrisville, NC 27560

The Actions to be taken under this proxy statement are to be taken by written consent. All consents must be received by: March 4, 2013. As the Actions are to be taken by written consent in lieu of a meeting, no shareholder proposals will be accepted. Approximate date on which proxy and proxy statement are first sent or given to security holders is on or around January 24, 2013.

The “Actions” to be taken under this proxy statement include:

1.	Proposal to approve the registration of Fifty-Seven Million Nine Hundred Forty-Two Thousand Two Hundred Seventy-Eight (57,942,278) shares on a Form S-1 registration statement; and

2.	Proposal to adopt and approve the Amended and Restated Bylaws of ESP Resources, Inc.

Required Vote.

The total number of affirmative votes cast by written consent in lieu of a special meeting to approve an action must exceed the number of votes cast in opposition of the action for the action to pass.

Revocability of proxy and Dissenter’s right of appraisal.

The proxy may not be revoked. Shareholders are not entitled to assert dissenter rights under Nevada Revised Statues 92A.300 to 92A.500.

Interest of certain Persons in Matters To Be Acted Upon.

None.

Table of Share Structure provided all Actions are approved.

Class of Stock	Number of Shares Authorized	Number of Shares Outstanding		Number of Shares Authorized and Unissued

Common Stock	350,000,000	151,785,249	(*)	198,214,751

Preferred Stock	10,000,000	0		10,000,000

* This number does not include existing warrant shares. If shareholders choose to exercise their warrant shares, the number of outstanding shares could be up to Two Hundred Nine Million Seven Hundred Twenty-Seven Thousand Five Hundred Twenty-Seven (209,727,527).

ITEM 1.          APPROVAL OF ESP RESOURCES, INC. REGISTRATION STATEMENT

ESP Resources, Inc. wishes register Fifty-Seven Million Nine Hundred Forty-Two Thousand Two Hundred Seventy Eight (57,942,278) authorized but unissued shares of Common Stock. As part of a private placement the Company issued common stock purchase warrants (the “Warrants”). Under the terms of the private placement, the shares purchasable under the warrants must be registered by the first anniversary of the Warrant. If the Company does not register the shares before the first anniversary, the Warrants may be exercised through a cashless conversion. If the Company registers the shares available for purchase under the Warrants, the Company will receive proceeds from the purchase of the shares of Common Stock when the Warrants are exercised. Warrants are exercisable at a per share price of either Fifteen Cents ($0.15) or Twenty-Five Cents ($0.25). If the Company does not register the shares and the Warrants are exercised through a cashless conversion, the Company will not receive any proceeds from a Warrant exercise.

Currently, our Common Stock is publicly traded on the Over The Counter Venture Market Place (“OTCQB”) under the symbol “ESPI.”

Our Board of Directors has adopted and recommended that the shareholders approve the registration of up to Fifty-Seven Million Nine Hundred Forty-Two Thousand Two Hundred Seventy Eight (57,942,278) authorized shares of Common Stock of the Company.

Reasons for Filing the Registration Statement

The Board believes the sale and issuance of the Common Stock under the Offering is the Company’s best option for raising capital and to pay, or partially pay, its outstanding debts and obligations. The Board also believes that registering the issued and outstanding shares will allow shareholders to sell their shares on the OTCQB.

If the Company registers the shares available for purchase under the Warrants, the Company will receive proceeds from the purchase of the shares of Common Stock when the Warrants are exercised. Warrants are exercisable at a per share price of either Fifteen Cents ($0.15) or Twenty-Five Cents ($0.25). If the Company does not register the shares and the Warrants are exercised through a cashless conversion, the Company will not receive any proceeds from a Warrant exercise.

Impact of the Registration Statement

The registration of the Warrant Shares provides liquidity for the warrant holders. The exercise of the Warrant Shares will increase the number of shares of common stock outstanding and will dilute current shareholder’s common stock.

The Board unanimously recommends you vote “FOR” this Proposal.

ITEM 2.          ADOPTION AND APPROVAL OF THE AMENDED AND RESTATED BYLAWS OF ESP RESOURCES, INC.

Our Board of Directors has approved and recommended that shareholders approve and adopt the Company’s Amended and Restated Bylaws. The Amended and Restated Bylaws are attached at Exhibit A.

Reasons for the Amendment

The Board believes it is in the Company’s best interest to amend the Bylaws to better serve the Company and its current operations.

The Board unanimously recommends you vote “FOR” this Proposal.

VOTING AND PROXY PROCEDURES

How do I vote?

If you are the “record holder” of your shares, meaning that you own your shares in your own name and not through a bank or brokerage firm, you may vote in one of three ways as follows:

(1) You may vote over the Internet.  If you have Internet access, you may vote your shares by following the Internet instructions on the Notice and Access to Internet Availability of Proxy Materials (the “Notice”) that was mailed to you.

(2) You may vote by mail.  If you wish to vote by mail, you should follow the instructions on the proxy card. Shares represented by written proxy that are properly dated, executed and returned will be voted by written consent in lieu of a special meeting in accordance with the instructions on such written proxy. The shares you own will be voted according to your instructions on the Proxy Card you mail.  If you return the Proxy Card, but do not give any instructions on a particular matter described in this Proxy Statement, the shares you own will be voted in accordance with the recommendations of our Board. If no specific instructions are given, shares will be voted: (1) FOR the submission of a registration statement to register shares of the Company and (2) FOR the approval and adoption of the Amended and Restated Bylaws. Such shares may also be voted by the named proxies for such other business properly included in the written consent in lieu of a special meeting.

(3) You may vote by telephone. Stockholders who wish to vote by telephone should follow the instructions on the proxy card. Shares voted by telephone or represented by written proxies that are properly dated, executed and returned will be voted by written consent in lieu of a special meeting in accordance with the instructions given by telephone. If no specific instructions are given, shares will be voted: (1) FOR the submission of a registration statement to register a number of shares of the Company and (2) FOR the approval and adoption of the Amended and Restated Bylaws. Such shares may also be voted by the named proxies for such other business properly included in the written consent in lieu of a special meeting.

How can I obtain a paper copy of the proxy materials?

You can request a paper copy of the proxy materials at no charge by following the instructions included in the Notice and Access to Internet Availability of Proxy Materials.  If you do not make a request for a paper copy of the proxy materials, you will not otherwise receive a paper copy.

How can I obtain an Annual Report on Form 10-K?

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 is available on the Securities & Exchange Commission website at http://www.sec.gov.  If you would like a copy of our Annual Report on Form 10-K or any of its exhibits, we will send you one without charge. Please follow the instructions on the Notice of Internet Availability of Proxy Materials.

Whom should I contact if I have any questions?

If you have any questions about how to vote or direct a vote in respect to your shares contact our proxy agent:

Issuer Direct,
500 Perimeter Park Drive, Suite D
Morrisville, NC 27560
telephone (866) 752-8683

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one proxy statement, Notice of Internet Availability and annual report will be delivered to multiple shareholders sharing an address unless a shareholder specifically requests an additional copy. The Company will deliver a separate copy of the proxy statement, Notice of Internet Availability and annual report to a shareholder at a shared address, upon request provided to the Company’s proxy agent at: Issuer Direct, 500 Perimeter Park Drive, Suite D, Morrisville, NC 27560 or via fax at (202) 521-3464 or telephone at (866) 752-8683.

If you currently receive one copy for multiple shareholders and wish to receive separate copies in the future or if you share an address with another shareholder and received multiple copies and wish to only receive one copy in the future, please contact the Company’s proxy agent at the address and information listed in this section.

Exhibit A
Amended and Restated Bylaws

AMENDED AND RESTATED BYLAWS OF

ESP RESOURCES, INC.
a Nevada Corporation

Amended Bylaws Adopted by Resolution on January ___, 2013

ARTICLE I
Shareholders

Section 1. Annual Meetings. An annual meeting of shareholders shall be held for the election of directors on such date, and at such time and place as the Board of Directors may, from time to time, determine. Any other proper business may be transacted at an annual meeting. If the annual meeting is not held on the date designated, it may be held as soon thereafter as convenient and shall be called the annual meeting.

Section 2. Special Meetings. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by the Laws of the State of Nevada, may be called by the President or a majority of the Board of Directors. The shareholders do not have the authority to call a special meeting of the shareholders.

Section 3. Shareholder Proposals/Nominees.

a.
Shareholder Proposals. Shareholders seeking to place shareholder proposals on the agenda for a shareholders' meeting must (i) notify the Corporation of such proposal not less than Thirty (30) nor more than Sixty (60) days prior to the date of the meeting; provided, however, that if the Corporation provides shareholders with less than Forty (40) days advance notice of the date of the meeting, the shareholder notice must be given no later than the close of business on the Tenth (10th) day following the day the Corporation's notice was mailed or publicly disclosed. Such notice must provide the Corporation with adequate information regarding the proposal.

b.
Shareholder Director Nominees. Shareholders director nominations must (i) be in writing and contain adequate information about the nominee; and (ii) be received by the secretary of the Corporation not less than Thirty (30) nor more than Sixty (60) days prior to the date of the meeting at which Directors will be elected; provided, however, that if the Corporation provides shareholders with less than Forty (40) days advance notice of the date of the meeting, the shareholder notice must be given no later than the close of business on the Tenth (10th) day following the day the Corporation's notice was mailed or publicly disclosed.

Section 4. Notice of Meetings. Whenever shareholders are required or permitted to take any action at a meeting, a written notice of the meeting will be given that states the place, date and hour of the meeting, and in the case of a special meeting, the purpose(s) for which the meeting is called. Unless otherwise provided by law, the Articles of Incorporation or these Bylaws, the written notice of any meeting will be given not less than Ten (10) nor more than Sixty (60) days before the date of the meeting to each shareholder entitled to vote at such meeting. If mailed, such notice will be deemed to be given when deposited in the United States mail, postage prepaid, directed to the shareholder at his or her address as it appears in the records of the Corporation.

Section 5. Waiver of Notice. A shareholder may waive notice of any meeting; provided that a shareholder's attendance at a meeting shall constitute waiver of notice of such meeting, except when the shareholder attends a meeting for the express purpose of objecting to the transaction of any business to be transacted at the meeting, and not for the purpose of objecting to the purpose of the meeting.

Section 6. Adjournments. Any meeting of shareholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than Thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, pursuant to Section 1.4, notice of the adjourned meeting will be given to each shareholder of record entitled to vote at the meeting.

Section 7. Record Date.

a.
Determination of Record Date. For purposes of determining the number and identity of shareholders for any purpose, the Board of Directors may fix a date in advance as the record date for any such determination of shareholders, provided that the record date may not precede the date of the resolution fixing the record date. The record date may not be more than Sixty (60) days prior to the date that the particular action requiring the determination of shareholders is to occur. If to determine the shareholders entitled to notice of, or to vote at, a meeting of shareholders, the record date may not be fewer than Ten (10) days prior to the meeting. The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of shareholders of record entitled to notice of, or to vote at, a meeting of shareholders will apply to any adjournment of the meeting; provided that the Board of Directors may fix a new record date for the adjourned meeting.

b.
Failure to Fix Record Date. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice or to vote, or to receive payment of a dividend, the date on which the notice is mailed or the Board of Directors resolution declaring the dividend is adopted, as the case may be, will be the record date for such determination of shareholders.

Section 8. List of Shareholders Entitled to Vote. At least Ten (10) days before each meeting of shareholders, the officer or agent charged with overseeing the stock transfer books of the Corporation will compile a complete list of the shareholders entitled to vote at such meeting, or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each. Such list will be kept on file at the Corporation's principal office for the Ten (10) days before the meeting and will be subject to the inspection of any shareholder during that Ten (10) day period during normal business hours for any purpose related to the meeting and during the meeting.

Section 9. Quorum. Except as otherwise provided by law, the Articles of Incorporation, or these Bylaws, Forty Percent (40%) of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, will constitute a quorum at a meeting of shareholders. If less than Forty Percent (40%) of the outstanding shares are represented at the meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. If a quorum is present or represented at such adjourned meeting, any business may be transacted that might have been transacted at the meeting as originally notified. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

Section 10. Voting.

a.
One Vote Per Share. Unless otherwise provided by the Articles of Incorporation (or action of the Board of Directors as provided therein) or these Bylaws, each outstanding share entitled to vote will be entitled to One (1) vote on each matter submitted to a vote at a meeting of shareholders.

b.
Shares Held By Other Than the Record Owner. Shares held by an administrator, executor, guardian or conservator may be voted by him or her, in person or by proxy, without the transfer of such shares into his or her name. Shares held in the name of a trustee may be voted by him or her, in person or by proxy, only if the shares are transferred into the trustee's name. Shares held in the name of, by or under the control of a receiver may be voted by the receiver without transferring the shares into the receiver's name if authority to do so is evidenced in an order from the court that appointed the receiver. A shareholder whose shares are pledged shall be entitled to vote his or her shares until the shares are transferred into the name of the pledgee, and thereafter, the pledgee will be entitled to vote the shares so transferred. Shares belonging to the Corporation or held by it in a fiduciary capacity may not be voted, directly or indirectly, at any meeting, and will not be counted in determining the total number of outstanding shares at any given time.

Section 11. Proxies.

a.
General. At all meetings of shareholders, a shareholder may vote by proxy. Proxies must be written, signed by the shareholder or by his or her duly authorized attorney-in-fact, and filed with the Secretary of the Corporation before or at the time of a meeting where a proxy is granted. No proxy is valid after Six (6) months from the date of its execution, unless otherwise provided in the proxy or coupled with an interest.

b.	Irrevocable Proxies. A proxy may be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

c.
Revocation of a Proxy. A shareholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Corporation.

Section 12. Shareholder Action by Written Consent Without a Meeting.

a.
Action. Any action required to be taken at any annual or special meeting of shareholders of the Corporation, or any action that may be taken at any annual or special meeting of such shareholders may be taken without a meeting, without prior notice, and without a vote, if a consent in writing, setting forth the action so taken, is approved by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted in accordance with Nevada Revised Statute 78.320(1)(b).

ARTICLE II
Board of Directors

Section 1. Number, Qualifications. The Board of Directors shall consist of that number of directors as are set from time to time by the affirmative vote of a majority of the members of the Board of Directors. The number of directors is to be set at Three (3) directors. A director will hold office until his or her successor is elected and qualified. Directors need not be shareholders of the corporation.

Section 2. Election; Resignation; Vacancies. The Board of Directors will initially consist of the persons designated by the Incorporator, and each director so elected will hold office until the first annual meeting of shareholders and until his or her successor is elected and qualified. At the first annual meeting of shareholders, the shareholders will elect directors to the Board of Directors. A director may resign at any time on written notice to the Corporation. Any vacancy occurring in the Board of Directors, whether by reason of death, resignation, removal, or an increase in the number of directors, may be filled by the affirmative vote of the majority of the remaining directors, though less than a quorum of the Board of Directors, or by election at an annual meeting or at a special meeting of the shareholders called for that purpose. A director elected to fill a vacancy will be elected for the unexpired term of his predecessor in office.

Section 3. Regular Meetings. A regular meeting of the Board of Directors for the election of officers and the transaction of any other business that may properly come before the meeting shall be held immediately after, and at the same place as, each annual meeting of shareholders, if a quorum of directors is then present or as soon thereafter as may be convenient. Regular meetings of the Board of Directors may be held at such places within or without the State of Nevada and at such times as the Board of Directors may from time to time determine. The Board of Directors may provide, by resolution, the date, time and place for the holding of additional regular meetings without other notice than such resolution.

Section 4. Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the President or any director. The person(s) authorized to call special meetings of the Board of Directors may fix any place, within or without the State of Nevada, to hold a special meeting of the Board of Directors. Notice of a special meeting must be given to each director by the person(s) calling the meeting at least Two (2) days before the meeting.

Section 5. Waiver of Notice. A director may waive notice of any meeting. A director's attendance at a meeting shall constitute waiver of notice of such meeting; provided that, when a director attends a meeting for the express purpose of objecting to the transaction of any business to be transacted at the meeting, the director will not be deemed to have waived notice of such meeting.

Section 6. Telephonic Meetings Permitted. Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of telephonic conference, or similar communications equipment that permits all persons participating in the meeting to hear each other, and participation in a meeting pursuant to this Bylaw will constitute presence at such meeting.

Section 7. Quorum. Vote Required for Action. At all meetings of the Board of Directors, a majority of the whole Board of Directors will constitute a quorum for the transaction of business. Unless required by the Laws of the State of Nevada, the Articles of Incorporation or these Bylaws, the vote of a majority of the directors present at a meeting at which a quorum is present will be the act of the Board of Directors. If less than a majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice. Once a quorum has been established at a duly organized meeting, the Board of Directors may continue to transact corporate business until adjournment, notwithstanding the withdrawal of enough members to leave less than a quorum.

Section 8. Action of the Board of Directors. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the question or action is One (1) upon which a different vote is required by express provision of statute, the Articles of Incorporation or these Bylaws, in which case such provision shall govern the vote on the decision of such question or action. Each director present shall have One (1) vote.

Section 9. Payment of Expenses. By resolution of the Board of Directors, directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors. Directors may be paid also either a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. Such payment will not preclude any director from serving the Corporation in any other capacity and receiving compensation therefore.

Section 9. Dissent to Corporate Action. A director who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless he or she (i) enters his or her dissent in the minutes of the meeting, (ii) files written dissent to such action with the Secretary of the meeting before adjournment, or (iii) expresses such dissent by written notice to the Secretary of the Corporation within One (1) day after the adjournment of the meeting. The right to dissent shall not apply to a director who voted in favor of such action.

Section 10. Action by Written Consent. Any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if a majority of the Board of Directors sign a written consent with respect to such action. Such consent shall be filed with the minutes of proceedings of the Board of Directors.

ARTICLE III
Committees

Section 1. Committees. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate One (1) or more committees, each to consist of One (1) or more of the directors. The Board of Directors may designate One (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by the Laws of the State of Nevada and to the extent provided in the resolution of the Board of Directors, will have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it.

Section 2. Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules, each committee will conduct its business pursuant to Article II of these Bylaws.

ARTICLE IV
Officers

Section 1. Officers. The officers of the Corporation may be a President, Vice President, Secretary, and Treasurer. Other officers and assistant officers may be authorized and elected or appointed by the Board of Directors. An individual is permitted to hold more than One (1) office.

Section 2. Election. The officers of the Corporation will be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the shareholders. If the election of officers is not held at such meeting, it will be held as soon thereafter as convenient. Each officer will hold office until his or her successor is duly elected and qualified, or until his or her death, resignation or removal.

Section 3. Removal. Any officer, elected or appointed, may be removed by the Board of Directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

Section 4. Vacancy. A vacancy in any office for any reason may be filled by majority vote of the Board of Directors, and any officer so elected will serve for the unexpired portion of the term of such office.

Section 5. President. The President presides at all meetings of the Board of Directors and of shareholders and has general charge and control over the affairs of the Corporation subject to the Board of Directors. The President signs or countersigns all certificates, contracts and other instruments of the Corporation as authorized by the Board of Directors and performs such other duties incident to the office or required by the Board of Directors.

Section 6. Vice President. The Vice President exercises the functions of the President in the President's absence, and has such powers and duties as may be assigned to him or her from time to time by the Board of Directors.

Section 7. Secretary. The Secretary issues all required notices for meetings of the Board of Directors and of the shareholders, keeps a record of the minutes of the proceedings of the meetings of the Board of Directors and of the shareholders, has charge of the Corporate Seal and the corporate books, and makes such reports and performs such other duties as are incident to the office or required by the Board of Directors.

Section 8. Treasurer. The Treasurer has custody of all monies and securities of the Corporation, keeps regular books of account, disburses the funds of the Corporation, renders account to the Board of Directors of all transactions made on behalf of the Corporation and of the financial condition of the Corporation from time to time as the Board requires, and performs all duties incident to the office or properly required by the Board of Directors.

Section 9. Additional Officers. The Corporation may have such additional officers as the Board of Directors deems necessary or appropriate including, without limitation, a Chairman of the Board, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers. Each such officer shall perform those duties as determined or assigned by the Board of Directors.

Section 10. Salaries. The salaries of all officers will be fixed by the Board of Directors or a Compensation Committee, and may be changed from time to time by a majority vote of the Board of Directors or a Compensation Committee.

ARTICLE V
Certificate of Shares

Section 1. Certificates. The Corporation may issue certificates representing shares of the Corporation, which will be in the form determined by the Board of Directors, and will be signed by the President of the Corporation or any other officers permitted by law, certifying the number of shares owned by him or her in the Corporation. Any of or all the signatures on the certificate may be a facsimile. If any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, a certificate ceases to hold that position before the certificate is issued, it may be issued by the Corporation with the same effect as if the officer, transfer agent or registrar continued to hold that position at the date of issue.

Section 2. Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. If a certificate is lost, stolen or destroyed, a new one may be issued on such terms and indemnity to the Corporation as the Board of Directors may prescribe.

ARTICLE VI
Indemnification of Directors and Officers

Section 1. Directors.

a.
Right to Indemnification Insurance. Every person who was or is a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she, or a person of whom he is the legal representative, is or was a director or officer, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, or as its representative in another enterprise (an "Indemnitee"), shall be indemnified and held harmless by the Corporation to the fullest extent legally permissible under the laws of the State of Nevada against all judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys' fees and disbursements) actually and reasonably incurred or suffered by him or her in connection therewith, subject to the standards of conduct, the procedures, and other applicable provisions of the Laws of the State of Nevada. Such right of indemnification is a contract right which may be enforced in any manner desired by such person. The Corporation may purchase and maintain insurance on behalf of an Indemnitee against any liability arising out of such status, whether or not the corporation would have the power to indemnify such person.

b.
Inurement. The right to indemnification shall inure whether or not the claim asserted is based on matters that predate the adoption of this Article VI, will continue as to an Indemnitee who has ceased to hold the position by virtue of which he or she was entitled to indemnification, and will inure to the benefit of his or her heirs and personal representatives.

c.
Non-exclusivity of Rights. The right to indemnification and to the advancement of expenses conferred by this Section 6.1 are not exclusive of any other rights that an Indemnitee may have or acquire under any statute, bylaw, agreement, vote of shareholders or disinterested directors, this Articles of Incorporation or otherwise.

d.
Advancement of Expenses. The Corporation shall, from time to time, reimburse or advance to any Indemnitee the funds necessary for payment of expenses, including attorneys' fees and disbursements, incurred in connection with defending any proceeding for which he or she is indemnified by the Corporation, in advance of the final disposition of such proceeding; provided that, if then required by the Laws of the State of Nevada, the expenses incurred by or on behalf of an Indemnitee may be paid in advance of the final disposition of a proceedings only upon receipt by the Corporation of an undertaking by or on behalf of such Indemnitee to repay any such amount so advanced if it is ultimately determined by a final and unappealable judicial decision that the Indemnitee is not entitled to be indemnified for such expenses.

Section 2. Officers, Employees and Agents. The Board of Directors may, on behalf of the Corporation, grant indemnification to any officer, employee, agent or other individual to such extent and in such manner as the Board of Directors in its sole discretion may from time to time and at any time determine, in accordance with the Laws of the State of Nevada.

ARTICLE VII
General Provisions

Section 1. Fiscal Year. The fiscal year of the Corporation will be fixed by the Board of Directors.

Section 2. Amendments. These Bylaws may be amended or repealed or new Bylaws may be adopted (i) by affirmative vote of a majority of the Board of Directors at any regular or special meeting thereof, provided notice of the proposed alteration, amendment, increase or repeal is contained in the notice of such meeting; or (ii) at any regular or special meeting of shareholders at which a quorum is present or represented, by the vote of the holders of Forty Percent (40%) of the shares entitled to vote in the election of any directors, provided notice of the proposed alteration, amendment or repeal is contained in the notice of such meeting, and the votes cast by the quorum in favor of the action exceed the votes cast in opposition of the action pursuant to Nevada Revised Statute 78.320.

Section 3. Books and Records; Examination. Any records maintained by the corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in any form of information storage, provided that the records can be converted into clearly legible form within a reasonable time. The books and records of the Corporation may be kept outside of the State of Nevada. Except as may otherwise be provided by the Laws of the State of Nevada, the Board of Directors will have the power to determine from time to time whether and to what extent and at what times and places and under what conditions any of the accounts, records and books of the Corporation are to be open to the inspection of any shareholder.

Section 4. Dividends. Subject to the provisions, if any, of the Laws of the State of Nevada and the Articles of Incorporation, dividends on the capital shares of the Corporation may be declared by the Board of Directors at any regular or special meeting. Dividends may be paid in cash, in property or in shares of the capital stock. Before payment of any dividend, the Board of Directors may set aside out of any funds of the Corporation available for dividends such reserves for any purpose that the directors will think conducive to the interests of the Corporation.

Section 5. Seal. The Corporation may or may not have a corporate seal, as may from time to time be determined by resolution of the Board of Directors. If a corporate seal is adopted, it will have inscribed thereon the name of the corporation and the words "Corporate Seal" and "Nevada". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced or by causing the word {SEAL}, in brackets, to appear where the seal is required to be impressed or affixed.